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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- JANUARY 13, 2009

RIVERSOURCE LARGE CAP EQUITY FUND (PROSPECTUS DATED SEPT. 29, 2008)  S-6244-99 J

On Jan. 8, 2009, RiverSource Large Cap Equity Fund's Board of Directors approved in principle the merger of RiverSource Large Cap Equity Fund (the "Fund") into RiverSource Disciplined Equity Fund, a fund that seeks to provide shareholders with long-term capital growth. More information about RiverSource Disciplined Equity Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

S-6244-2 A (1/09)